UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 11, 2025

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176 Governor’s Square 23 Lime Tree Bay Avenue, Grand Cayman KY1-1102, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share		N/A
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50		N/A
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Memorandum and Articles of Association

At the Shareholder Meeting, the shareholders of the Company approved to amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 9, 2025 to December 9, 2026 (the “Articles Extension Date”), unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto (the “Extension Amendment Proposal”).

On or around June 11, 2025, the Company intends to file with the Registrar of Companies of the Cayman Islands an amendment to the Articles.

The foregoing description is qualified in its entirety by the full text of the amendment to the Articles, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Shareholder Meeting, holders of 5,980,761 of the Company’s ordinary shares were present in person or represented by proxy, which represented approximately 83.6% of the ordinary shares issued and outstanding and entitled to vote as of the record date of May 30, 2025, and constituted a quorum for the transaction of business.

At the Shareholder Meeting, the Company’s shareholders approved the Extension Amendment Proposal, which is more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on June 3, 2025.

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Approval of Proposal 1 - Extension Amendment Proposal

Votes For	Votes Against	Abstentions
5,344,124	636,637	0

Item 8.01. Other Events

Redemption of Class A Ordinary Shares

In connection with the shareholders’ vote at the Shareholder Meeting, the holders of 1,696,270 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.81 per share.

As a result, approximately $20,027,308 will be removed from the Trust Account to redeem such shares and 84,746 Class A ordinary shares of the Company will remain outstanding after the redemption has been effected. Upon payment of the redemption, approximately $1,000,568 will remain in the Trust Account.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Memorandum and Articles of Association of Target Global Acquisition I Corp., dated June 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2025

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer

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